Sierra Monitor Corporation Announces Financial Results
for the First Quarter Ended March 31, 2018

Milpitas, California – May 7, 2018 – Sierra Monitor Corporation (OTCQB: SRMC), a provider of Industrial Internet of Things (IIoT) solutions that target facility automation and facility safety requirements, today announced financial results for the first quarter ended March 31, 2018.

Financial Highlights

●	Reported Q1 2018 net sales of approximately $5.2 million, compared to approximately $4.5 million in the same prior year period.

●	Recorded Q1 2018 gross profit of 61%, compared to 60% in the same prior year period.

●	Reported Q1 2018 GAAP net income per share of $0.01 basic and $0.00 diluted, compared to GAAP net loss of $0.01 per share (basic and diluted) for the prior year period.

●	Posted Q1 2018 EBITDA profit of $0.1 million, compared to EBITDA loss of $0.1 million for the same prior year period.

●	Reported Q1 2018 non-GAAP net income per share of $0.02 (basic and diluted), compared to $0.00 per share (basic and diluted) in the same prior year period.

●	Ended Q1 2018 with a cash balance of approximately $3.4 million compared to a cash balance of $3.2 million at the end of Q4 2017.

●	Declared twenty-second consecutive quarterly dividend of $0.01 per share, to be paid on May 15, 2018.

First Quarter 2018 Financial Results

Net sales for the quarter ended March 31, 2018 were $5,151,016, compared to $4,527,190 reported for the same period of 2017. Sierra Monitor posted GAAP net income of $51,261 or $0.01 per share basic and $0.00 diluted for the quarter ended March 31, 2018, compared to GAAP net loss of $133,842 or $0.01 per share (basic and diluted) for the same period of 2017. See Table A of this release for our condensed statements of operations.

Sierra Monitor posted non-GAAP net income of $178,654 or $0.02 per share (basic and diluted) for the quarter ended March 31, 2018, compared to non-GAAP net income of $22,095 or $0.00 per share (basic and diluted) for the same period of 2017. See Table C of this release for a reconciliation of GAAP to non-GAAP operating results.

Sierra Monitor posted EBITDA of $149,487 for the quarter ended March 31, 2018 compared to EBITDA loss of $94,202 for the same period of 2017. See Table D of this release for a reconciliation between GAAP net income and EBITDA operating results.

Sierra Monitor had $3,399,362 in cash on March 31, 2018 with no bank borrowings, compared to $3,191,722 as of December 31, 2017. Net trade receivables on March 31, 2018 were $2,862,251 compared to $3,254,681 as of December 31, 2017. At March 31, 2018, the company’s days sales outstanding were 48 days compared to 43 days as of March 31, 2017. Inventory on March 31, 2018 was $3,522,721 compared to $3,138,261 on December 31, 2017. See Table B of this release for a summary of our balance sheet.

Business Highlights

“Our first quarter 2018 continued the momentum for Sierra Monitor that we established over the last several quarters. Our business segments, flame and gas detection and our IIoT Cloud/Gateway business, continued to perform well. As Q1 can often be a challenging quarter at the start of new year, we are very pleased with the progress we have made at improving our financial performance,” said Jeff Brown President and CEO of Sierra Monitor. “Further, we are making good progress in our focused efforts across the business on our main solutions themes, edge computing, cloud based IIoT enablement and our expanding large data repository. Our customers are seeing the value of our solutions and are working with us as we provide additional features and functionality across all our product lines”.

During Q1 2018, Sierra Monitor continued its progress to develop and deliver solutions allowing our customers to employ flexible architectures to solve their business problems. Some examples include:

●	SMC worked with its distribution team to deliver a state of the art solution allowing a major oil refinery in Oman to monitor for Hydrogen Sulfide accumulations in their oil fields to keep their personnel safe. SMC was chosen after an in-depth technical review for our capabilities in this market segment.

●	A large Fortune 100 conglomerate selected SMC’s ProtoAir Wi-Fi solution to enable their portfolio of state of the art flow meters, including mass flowmeter, electromagnetic and ultrasonic versions to convert from proprietary protocols to industry standard versions. The flexibility of the wireless solution allowing ease of deployment and negating the need for expensive cabling allows the customer to include these flowmeters in network based management solutions.

●	Lexington Fayette Urban is a Kentucky based municipality that needed to ensure safety for its personnel in the wastewater treatment plant. SMC provided a comprehensive gas detection solution for the customer enabling them to enhance their safety solution, a key concern for the municipality. SMC was chosen for both its superior monitoring capabilities as well as its price performance including our reduced down time and labor costs for calibration.

●	A large integrator who provides solutions to one of the biggest property management companies in the world chose SMC’s dual port Bacnet router as a standard solution. Faced with a need to connect multiple networks and provide redundancy, the two port router solved the problem providing the right technology and price point to meet the needs of this complex customer.

●	One of the largest European suppliers of air conditioning chose SMC’s ProtoNode to provide support for integration to diverse building management systems including BacNet, KNX and Lonworks. In addition, with the need to remotely manage and monitor their systems, the SMCCloud solution provided the platform to implement this requirement.

About Sierra Monitor Corporation

Sierra Monitor Corporation addresses the industrial and commercial facilities management market with Industrial Internet of Things (IIoT) solutions that target facility automation and facility safety requirements, also referred to as “Connect” and “Protect”.

The Connect business is our FieldServer family of protocol gateways, routers, and network explorers which targets industrial and facilities automation. The products are used by original equipment manufacturers (“OEMs”) and systems integrators to enable local and remote monitoring and control of assets and facilities. With more than 200,000 installed gateways supporting over 140 protocols such as BACnet, LonWorks, MODBUS, and XML in commercial and industrial facilities, FieldServer is one of the industry’s leading multi-protocol gateway brands. The FieldServer family of products interface to the SMCCloud device management and big-data storage platform. With SMCCloud, OEMs and systems integrators can better manage their customers and field-deployed assets by registering, monitoring, logging and remotely accessing third-party equipment from the portal or smartphone app.

The Protect business is our flame and gas detection solutions that address facility safety requirements and are used by industrial and commercial facilities managers to protect their personnel and assets. Sierra Monitor’s solutions consists of three components. The SentryIT controller system that runs embedded logic and gateway software. A comprehensive line of industry certified detector modules that sense the presence of various toxic and combustible gases and flames. The Sentry InSite user interface and application software that a facility manager can interact with either locally on site or remotely via the SMCCloud portal. With more than 100,000 detector modules sold, our fire and gas detection solutions are proven, reliable, and deployed in a variety of facilities, such as oil, gas and chemical processing plants, wastewater treatment facilities, alternate fuel vehicle maintenance garages and other sites where hazardous gases are used or produced.

Headquartered in the heart of Silicon Valley in Milpitas, California, Sierra Monitor was founded in 1978 and has been a public company since 1989. By combining its distinguished track record in industrial sensing and automation with IoT technologies such as wireless, cloud connectivity, and data services, Sierra Monitor is at the forefront of the emerging IIoT trend.

For more information visit: http://www.sierramonitor.com/

Safe Harbor Statement

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, including those statements concerning future product plans and releases, market acceptance and adoption of our solutions, macroeconomic trends and market conditions, investment plans, results of operations, market position, and strategic plans and objectives. These statements are not guarantees of future performance and actual results may differ materially from those described in these forward-looking statements as a result of a number of factors. Further information on these risks, uncertainties and assumptions as well as information regarding other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time. Forward-looking statements contained in this announcement are made as of this date and will not be updated.

Sierra Monitor Investor Relations Contact

Tamara Allen

CFO, Sierra Monitor Corporation

TAllen@sierramonitor.com

Source: Sierra Monitor Corporation

Table A

SIERRA MONITOR CORPORATION

Statements of Operations

(Unaudited)

	For the three months ended March 31,
	2018	2017
Net sales	$5,151,016	$4,527,190
Cost of goods sold	1,984,562	1,792,806
Gross profit	3,166,454	2,734,384
Operating expenses
Research and development	774,428	760,296
Selling and marketing	1,386,364	1,355,211
General and administrative	914,712	787,812
	3,075,504	2,903,319
Income (loss) from operations	90,950	(168,935)
Interest income	308	-
Income (loss) before income taxes	91,258	(168,935)
Income tax provision (benefit)	39,997	(35,093)
Net income (loss)	$51,261	$(133,842)
Net income (loss) available to common shareholders per common share
Basic	$0.01	$(0.01)
Diluted	$0.00	$(0.01)
Weighted average number of common shares used in per share computations:
Basic	10,203,995	10,181,553
Diluted	10,328,108	10,181,553

Table B

SIERRA MONITOR CORPORATION

Balance Sheets

	March 31, 2018	December 31, 2017
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,399,362	$3,191,722
Trade receivables, less allowance for doubtful accounts of approximately $67,000 and $75,000 at March 31, 2018 (unaudited) and December 31, 2017, respectively	2,862,251	3,254,681
Inventories, net	3,522,721	3,138,261
Prepaid expenses	552,637	559,368
Income tax deposit	46,144	44,771
Total current assets	10,383,115	10,188,803

Property and equipment, net	276,894	252,143
Deferred income taxes	126,323	126,323
Other assets	68,331	83,153
Total assets	$10,854,663	$10,650,422

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$1,090,577	$976,092
Accrued compensation expenses	664,502	555,714
Income taxes payable	39,998	-
Other current liabilities	144,486	199,397
Total current liabilities	1,939,563	1,731,203

Total liabilities	1,939,563	1,731,203

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.001 par value; 20,000,000 shares authorized; 10,203,995 shares issued and outstanding at March 31, 2018 (unaudited) and at December 31, 2017.	10,204	10,204
Additional paid-in capital	4,529,063	4,482,403
Retained earnings	4,375,833	4,426,612
Total shareholders’ equity	8,915,100	8,919,219
Total liabilities and shareholders’ equity	$10,854,663	$10,650,422

SIERRA MONITOR CORPORATION

The accompanying news release contains non-GAAP financial measures. The following tables reconcile the non-GAAP financial measures used to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include EBITDA (Table D), non-GAAP operating results (Table C), and basic and diluted non-GAAP net income per share.

Sierra Monitor continues to provide all information required in accordance with GAAP and does not suggest or believe non-GAAP financial measures should be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Sierra Monitor believes that these non-GAAP financial measures provide meaningful supplemental information regarding its operating results primarily because they exclude amounts the Company does not consider part of ongoing operating results when assessing the overall Company performance.

We believe that our non-GAAP financial measures facilitate the comparison of results for current periods with results for past periods. We exclude the following items from non-GAAP financial measures:

Depreciation and Amortization of Tangible and Intangible Assets

In accordance with GAAP, depreciation and amortization of tangible and intangible assets includes depreciation of purchased capital assets and amortization of intangible assets including third party approval fees. We exclude these amounts from our internal measures for budget and planning purposes.

Provision for Bad Debt Expense

We maintain an allowance for doubtful accounts which is analyzed on a periodic basis to ensure that it is adequate to the best of management’s knowledge. We exclude these amounts from our internal measures for budget and planning purposes.

Provision for Inventory Losses

We evaluate our inventories for excess or obsolescence on a quarterly basis. Inventories identified as slow moving or obsolete are determined based on historical experience and current product demand. The quarterly analysis is used to adjust the provision for inventory losses. We exclude the provision for inventory losses from our internal measures for budget and planning purposes.

Stock-based Compensation Expense

Our non-GAAP financial measures exclude stock-based compensation expenses, which consist of expenses for stock options. While stock-based compensation is an expense affecting our results of operations, management excludes stock-based compensation from our budget and planning process. For these reasons we exclude stock-based compensation expenses from our non-GAAP financial measures. We compute weighted average dilutive stocks using the methods required by GAAP for both GAAP and non-GAAP diluted net income per share.

EBITDA

EBITDA represents net earnings attributable to Sierra Monitor excluding interest expense, income taxes, depreciation and amortization. As required by SEC rules, we have provided reconciliation on Table D of this measure to the most directly comparable GAAP measure. Management believes that EBITDA is one of the appropriate measures for evaluating the operating performance of the Company because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet, and make strategic acquisitions.

Sierra Monitor refers to these non-GAAP financial measures in evaluating and measuring the performance of our ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate our internal comparisons to historical operating results. We are reporting non-GAAP financial measures because we believe that the inclusion of comparative numbers provides consistency in our financial reporting. We compute non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Sierra Monitor believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Sierra Monitor’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Sierra Monitor’s financial results in conjunction with the corresponding GAAP measures, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Because of these limitations, Sierra Monitor qualifies the use of non-GAAP financial information in a statement when non-GAAP information is presented. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Sierra Monitor management that similar charges and expenses will not be incurred in subsequent periods.

Table C

SIERRA MONITOR CORPORATION

Reconciliation of GAAP to Non-GAAP Operating Results

(Unaudited)

	For the three months ended
	March 31
	2018	2017

GAAP Net Income (Loss)	$51,261	$(133,842)
Depreciation and amortization	58,537	74,733
Provision for bad debt expense	(7,804)	-
Provision for inventory losses	30,000	-
Stock based compensation expense	46,660	81,204
Total adjustments to GAAP net income	127,393	155,937
Non-GAAP Net Income	$178,654	$22,095

Non-GAAP Net Income Per Share:
Basic	$0.02	$0.00
Diluted	$0.02	$0.00
Weighted-average number of shares used in per share computations:
Basic	10,203,995	10,181,553
Diluted	10,328,108	10,181,553

Table D

SIERRA MONITOR CORPORATION

Reconciliation of GAAP to EBITDA Operating Results

(Unaudited)

	For the three months ended March 31,
	2018	2017
GAAP Net Income (Loss)	$51,261	$(133,842)
Interest income	(308)	-
Income tax provision (benefit)	39,997	(35,093)
Depreciation and amortization	58,537	74,733

Non-GAAP EBITDA	$149,487	$(94,202)